Exhibit 10.7

EXECUTION VERSION

Third amendment TO

mASTER SERVICES Agreement

This THIRD AMENDMENT TO MASTER SERVICES AGREEMENT (this “Amendment”), is effective as of December 6, 2023 (the “Effective Date”), is by and among Cross River Bank, having its principal place of business at 2115 Linwood Avenue, Fort Lee, NJ 07666 (“CRB”), Sunlight Financial LLC, having its principal place of business at 101 N. Tryon Street, Suite 900, Charlotte, NC 28246, in its capacity as administrator for CRB (“Administrator”), and Turnstile Capital Management, LLC, having its principal place of business at 402 West Broadway, 20th Floor, San Diego, CA 92101 (“Vendor”). Administrator, CRB and Vendor may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into certain Master Services Agreement, dated as of January 13, 2020 (as amended by that First Amendment, dated as of January 1, 2021, that Second Amendment, dated as of December 3, 2021, and as may be amended, restated, supplemented prior to the date hereof, the “Existing Agreement”; and as amended by this Amendment, the “Agreement”);

WHEREAS, the Parties desire to modify and amend the Existing Agreement to reflect the change in certain collection and processing mechanisms outlined in Schedule A of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AMENDMENT

Section 1.          Defined Terms. Capitalized terms used and not otherwise defined herein shall have the definitions ascribed to such terms in the Agreement.

Section 2.          Amendments. Effective as of the date hereof, the Agreement is amended as follows:

(a)            The Preamble of the Agreement shall be amended by deleting the paragraph in its entirety and replacing it with the following:

“This Master Services Agreement (together with all Schedules, SOWs and SOPs pursuant hereto, collectively, this “Agreement”) is entered into as of January 13, 2020 (the “Effective Date”), by and among Cross River Bank, having its principal place of business at 2115 Linwood Avenue, Fort Lee, NJ 07666 (“CRB”), Sunlight Financial LLC, having its principal place of business at 101 N. Tryon Street, Suite 900, Charlotte, NC 28246, in its capacity as administrator for CRB (“Administrator”), and Turnstile Capital Management, LLC, having its principal place of business at 402 West Broadway, 20th Floor, San Diego, CA 92101 (“Vendor”). Administrator, CRB and Vendor may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

(b)           The Recitals of the Agreement shall be amended by deleting the first WHEREAS clause in its entirety and replacing it with the following:

“WHEREAS, Administrator and CRB are engaged in programs pursuant to which CRB makes purchase-money loans to finance residential solar energy systems and other home improvement projects pursuant to (a) that certain Third Amended and Restated Loan Program Agreement, dated as of December 6, 2023, by and between Administrator and CRB, as amended, restated, supplemented or otherwise modified from time to time (the “CRB Solar Program Agreement”) and (b) that certain Second Amended and Restated Home Improvement Loan Program Agreement, dated December 6, 2023, by and between Administrator and CRB, as amended, restated, supplemented or otherwise modified from time to time (the “CRB Home Improvement Program Agreement” and, together with the CRB Solar Program Agreement, the “CRB Program Agreements” and each a “CRB Program Agreement”); and”

(c)            Section 4.1 of the Agreement shall be amended by deleting the Section in its entirety and replacing it with the following:

“4.1 Payment of Fees. Administrator will pay Vendor for the Services in accordance with the Fee Schedule. Administrator will pay all undisputed amounts payable to Vendor within thirty (30) days of receipt of any invoice submitted by Vendor to Administrator. If such failure continues unremedied for sixty (60) days following receipt of such invoice, interruption of Service may occur, and Vendor may evoke the right to offset past due balance against future remittance due to Administrator under this Agreement so long as CRB is the current owner of the Loans. Vendor shall validate all invoices prior to sending them to Administrator by having an authorized representative of Vendor sign the invoice certifying that it is valid and correct. Vendor may not charge Administrator retroactively for any costs or fees that were incurred more than ninety (90) before the date of the invoice.”

(d)            Section 11.1 of the Agreement shall be amended by deleting the Section in its entirety and replacing it with the following:

“11.1       Notices. All notices under this Agreement, including notices of address change, shall be in writing and shall be deemed to have been given when sent by (a) registered mail, return receipt requested, (b) email or (c) recognized, national overnight express mail, as follows:

If to Vendor:	Turnstile Capital Management, LLC
402 West Broadway, 20th Floor
San Diego, CA 92101
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

If to Administrator:	Sunlight Financial LLC
101 N. Tryon Street, Suite 900
Charlotte, NC 28246
Attention: [TEXT REDACTED]
Telephone: [TEXT REDACTED]
Email: [TEXT REDACTED]

with a copy (which shall not constitute notice) to:

Locke Lord LLP
Brookfield Place, 200 Vesey Street
20th Floor
New York, NY 10281-2101
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

and to:

Locke Lord LLP
111 South Wacker Drive
Chicago, IL 60606
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

If to CRB:	Cross River Bank
2115 Linwood Ave
Fort Lee, New Jersey 07666
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

With a copy to:	Cross River Bank
2115 Linwood Ave
Fort Lee, New Jersey 07666
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

(e)            Initial Schedules of the Agreement shall be amended by deleting Section 7(a) in its entirety and replacing it with the following:

“(a)     Borrower payments received will be deposited into the Bank Account (as defined in Schedule A below); provided that any Borrower payments received by Vendor directly, will be deposited within two (2) business days from the date of receipt by Vendor into the Bank Account (as defined in Schedule A below).”

(f)             Schedule A of the Agreement shall be amended by deleting Clause 12 in its entirety and replacing it with the following:

“12.     Cause all payments received by Vendor to be deposited into the deposit accounts ending in [TEXT REDACTED] as applicable, each in the name of CRB and maintained at CRB (or such other deposit account or accounts agreed to by Client and CRB in writing) (collectively, the “Bank Account”).”

Section 3.          Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Agreement amends and restates the terms and conditions of the Existing Agreement, and is not a novation of any of the agreements or obligations incurred pursuant to the terms of the Existing Agreement.

Section 4.         Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 5.          Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

Section 6.          GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.          Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested. The parties agree that this Amendment, any addendum, exhibit or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto, including but not limited to DocuSign.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNLIGHT FINANCIAL LLC

By:	/s/ Rodney Yoder
Name:	Rodney Yoder
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Master Services Agreement]

CROSS RIVER BANK

By:	/s/ Gilles Gade
Name:	Gilles Gade
Title:	CEO & President

By:	/s/ Arlen Gelbard
Name:	Arlen W. Gelbard
Title:	EVP & General Counsel

[Signature Page to Third Amendment to Master Services Agreement]

TURNSTILE CAPITAL MANAGEMENT, LLC

By:	/s/ Matt Myers
Name:	Matt Myers
Title:	CEO and President

[Signature Page to Third Amendment to Master Services Agreement]